Commitments, Guarantees and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Mar. 31, 2024	Mar. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
2024		¥ 5,846
2025	¥ 6,218	4,263
2026	3,462	1,663
2027	2,735	1,468
2028	1,704	958
2029	52
On or after 2029		1
On or after 2030	1
Total	¥ 14,172	¥ 14,199